                                 AMENDMENT NO. 1 TO

                              STOCK PURCHASE AGREEMENT


          This AMENDMENT NO. 1 (this "Amendment"), dated as of February 28, 1998, amends the Stock Purchase Agreement dated as of December 20, 1997 (the "Stock Purchase Agreement"), by and among AT&T Corp., a New York corporation ("AT&T" or the "Seller"), American Transtech Inc., a Delaware corporation (the "Company"), and MATRIXX Marketing Inc., an Ohio corporation (the "Buyer"). Capitalized terms used but not defined herein have the meanings set forth in the Stock Purchase Agreement.

     1. For purposes of clarification, the parties agree that the representations and warranties of the Seller set forth in Article II of the Stock Purchase Agreement are intended to encompass the Business as a whole, including, to the extent applicable, the Canadian Business. Accordingly:

          (a) the representations and warranties set forth in Section 2.1 of the Stock Purchase Agreement shall apply to ACE with respect to the General Conveyance and Assumption Agreement and any other agreements that it will enter into with Matrixx Marketing Customer Care Canada Inc. ("Matrixx Canada") in connection with the transactions contemplated by the Stock Purchase Agreement (the "Canada Agreements");

          (b) the representations and warranties set forth in Section 2.2 of the Stock Purchase Agreement shall apply with respect to ACE and its ownership of the Canadian Assets;

          (c) references to the Company set forth in Sections 2.6(ii) and 2.6(iii) of the Stock Purchase Agreement shall be deemed to include ACE, and the reference to the U.S. Business in Section 2.6(ii) of the Stock Purchase Agreement shall be deemed to be a reference to the Business (including the Canadian Business);

          (d) the Material Contracts referred to in Section 2.7 of the Stock Purchase Agreement shall include Contracts of the Canadian Business that would have come within the definition of Material Contract set forth in
     Section 2.7 of the Stock Purchase Agreement but for the fact that they are Contracts to which ACE rather than the Company is a party or is bound;

          (e) references in Section 2.8 of the Stock Purchase Agreement to the Company shall be deemed to include ACE and the consequences of its execution, delivery and performance of the Canada Agreements;

          (f) references in Sections 2.9, 2.10, 2.11, 2.12, 2.15(a)(ii) and 2.16
     of the Stock Purchase Agreement to the Company shall be deemed to include ACE or the Canadian Business, as the context requires, references in Sections 2.9, 2.11 and 2.15(a)(ii) to the Seller shall be deemed to include ACE, and references to CERCLA or similar state laws shall be deemed to include similar Canadian laws; and

          (g) all factual matters set forth in the Canada Agreements and the Employee Matters Agreement (including the Schedules to such agreements) shall be deemed to be disclosed in any Section of the Disclosure Schedules to the Stock Purchase Agreement where such disclosure might be relevant for purposes of the representations and warranties relating to ACE and the Canadian Business.

     2. Similarly, the parties agree that the representations and warranties of the Buyer set forth in Article III of the Stock Purchase Agreement are intended to apply to Matrixx Canada, to the extent applicable, with respect to its execution and performance of the Canada Agreements. Accordingly the representations and warranties set forth in Sections 3.1, 3.2, 3.3 and 3.4 of the Stock Purchase Agreement shall apply to Matrixx Canada with respect to the execution and performance of the Canada Agreements.

     3. (a) References in Sections 4.1(b) and (e) of the Stock Purchase Agreement to the Company shall be deemed to include ACE in respect of the Canadian Business. Buyer hereby approves the amendment dated February 27, 1998 to the agreement between ACE and Staffmax Inc.

          (b) Section 4.7 of the Stock Purchase Agreement shall apply to ACE in respect of the Canadian Business (it being understood that this shall not affect the obligations of Buyer or Matrixx Canada with respect to any liabilities or any other obligations set forth in, or for which survival is expressly provided in, the Canada Agreements, the Stock Purchase Agreement or any Ancillary Agreements).

          (c) Section 4.9 of the Stock Purchase Agreement shall apply in respect of any representations, warranties, covenants, conditions and agreements contained in the Canada Agreements.

     4. Section 7.1 of the Stock Purchase Agreement is hereby amended to provide that, for all purposes, the Closing shall be deemed to have occurred at 11:59 p.m. on the Closing Date.

     5. Section 10.1(a) is hereby amended to provide that Seller and Buyer shall indemnify the other and the other's Indemnified Group in respect of Losses arising out of or resulting from any representations and warranties of ACE or

Matrixx Canada, as applicable, contained in the Canada Agreements being untrue as of the Closing Date or the material breach of any covenant or agreement of ACE or Matrixx Canada, as applicable, contained in the Canada Agreements which survives the Closing to the extent not waived by the other party thereto.

     6. Section 12.11 of the Stock Purchase Agreement shall be deemed to refer to the Canadian Assets as well as the Company Stock.

     7. Seller and Buyer agree that the terms and conditions of the Lease Agreement from the Company to AT&T Universal Card Services Corp. ("UCS") with respect to a portion of 8000 Baymeadows Way, Jacksonville, Florida (the "UCS Lease"), originally contemplated to become effective upon consummation of the sale of UCS, will become operative on the Closing Date, and will remain in effect until the originally contemplated Expiration Date set forth therein, or, in the event the agreement for the sale of UCS (the "UCS Sale Agreement") terminates without consummation of the sale of UCS, until the first anniversary of the Closing Date. Until the first anniversary of the closing of the sale of UCS, or, in the event the UCS Sale Agreement terminates without consummation of the sale of UCS, until the first anniversary of the Closing Date, Seller will pay to the Company a monthly payment equal to $38,250 less the monthly amount to which the Company is entitled to be paid by UCS under the UCS Lease.

     8. All workers' compensation claims that arose in the Business on or before the Closing Date, and all liabilities arising from and attendant obligations in connection with respective state laws for those workers' compensation claims, will remain the sole responsibility of Seller. Buyer will be responsible only for those workers' compensation claims that arise in the Business after the Closing Date.

     9. Seller agrees that, within ten business days following the Closing Date, Seller will make a payment to the Company in the amount of $2.5 million. Buyer will use this payment to establish a separate accrual account in such amount to be used by Buyer to provide benefits to employees of the Business that Buyer is not otherwise contractually obligated to provide. This accrual will not, however, be reflected on the Closing Balance Sheet.

     10. Seller agrees that, within ten business days following the Closing Date, Seller will make a payment to the Company in the amount of $400,000 for certain miscellaneous expenses incurred by the Company in connection with the transactions contemplated by the Stock Purchase Agreement.

     11. The reference to "this Agreement" contained in Section 12.3 of the Stock Purchase Agreement shall be deemed to include this Amendment No. 1.

     12. As amended by this Amendment No. 1, all the terms of the Stock Purchase Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers or representatives.


                                       MATRIXX MARKETING INC.


                                       By: /s/ David F. Dougherty
                                          ---------------------------
                                       Name: David F. Dougherty
                                       Title: President and Chief
                                              Executive Officer


                                       AT&T CORP.


                                       By: /s/ Daniel E. Somers
                                          ---------------------------
                                       Name: Daniel E. Somers
                                       Title: Senior Executive Vice
                                              President and CFO


                                       AMERICAN TRANSTECH INC.


                                       By:  /s/ Monica M. Mehan
                                          ---------------------------
                                       Name: Monica M. Mehan
                                       Title: President